UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K


                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - July 13, 2004


                        THE MAY DEPARTMENT STORES COMPANY
             (Exact name of Registrant as specified in its charter)

         Delaware                   I-79               43-1104396
      (State or other           (Commission         (IRS Employer
      jurisdiction of           File Number)        Identification No.)
      incorporation)



      611 Olive Street, St. Louis, Missouri                   63101
    (Address of principal executive offices)                (Zip code)



             Registrant's telephone number, including area code:
                                (314) 342-6300














Item 5.   Other Events and Regulation FD Disclosure.

On July 13, 2004, The May Department Stores Company, a New York corporation and wholly-owned subsidiary of the registrant (the "Company"), announced that it has completed a private placement offering of $2.2 billion of securities in the long-term public debt markets.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.    Exhibit

     99.1      Press Release, dated July 13, 2004.

     99.2 Materials that the registrant presented in meetings with certain potential investors. These materials are being furnished pursuant to Item 9 hereof.


Item 9.   Regulation FD Disclosure.

On July 13, 2004, the registrant issued a press release with respect to the private placement offering referred to above. A copy of the press release is being furnished to the Commission under this Item 9 as Exhibit 99.1. The Company presented the materials attached to this report as Exhibit 99.2 in meetings with certain potential purchasers of the securities offered in the private placement offering.





                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



THE MAY DEPARTMENT STORES COMPANY



Dated: July 13, 2004                By:    /s/ Richard A. Brickson
                                    Richard A. Brickson
                                    Secretary and Senior Counsel